UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AgeX Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1101 Marina Village Parkway, Suite 201 Alameda, CA 94501 T: 510-671-8370, F: 510-671-8619 www.agexinc.com

____________, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. which will be held on Wednesday, December 13, 2023 at 10:00 a.m. Pacific Time. We will be holding the Annual Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the online Annual Meeting at https://web.lumiagm.com/268644388. We will not be accommodating, live in-person attendance at the Annual Meeting this year.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the Annual Meeting. Management will report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting online.

I look forward to personally meeting all stockholders who are able to attend.

Judith Segall
Secretary

1101 Marina Village Parkway, Suite 201 Alameda, CA 94501 T: 510-671-8370, F: 510-671-8619 www.agexinc.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 13, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of AgeX Therapeutics, Inc. (“AgeX”), will be held on Wednesday, December 13, 2023 at 10:00 a.m. Pacific Time for the following purposes:

1. To elect three (3) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Gregory H. Bailey, Joanne M. Hackett, and Jean-Christophe Renondin;

2. To ratify the appointment of WithumSmith + Brown PC as AgeX’s independent registered public accountants for the fiscal year ending December 31, 2023;

3. To seek approval of AgeX stockholders to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the conversion of shares of AgeX Series B Preferred Stock into shares of AgeX common stock if as a result of the acquisition Juvenescence would (a) acquire more than 19.9% of the AgeX common stock outstanding as of February 14, 2022, and/or (b) own 50% or more of the outstanding shares of AgeX common stock; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

The Board of Directors has fixed the close of business on November 3, 2023 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting.

We will be holding the Annual Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the Annual Meeting online at https://web.lumiagm.com/268644388. If you wish to attend the Annual Meeting online you will need to gain admission in the manner described in the Proxy Statement.

Whether or not you expect to attend the Annual Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Annual Meeting. If you are present at the Annual Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ONLINE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held December 13, 2023.

The Letter to Stockholders, Notice of Annual Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://materials.proxyvote.com/00848H

By Order of the Board of Directors,

Judith Segall
Secretary

Alameda, California
__________, 2023

PRELIMINARY PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 13, 2023

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

AgeX Therapeutics, Inc., a Delaware corporation (“AgeX”, “we”, “us”, “our”) is holding its Annual Meeting of Stockholders (the “Meeting”) at 10:00 a.m. Pacific Time on Wednesday, December 13, 2023 for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants, and (3) to address provisions of the NYSE American Company Guide applicable to companies like AgeX that have shares listed on the NYSE American, by approving a proposal to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the conversion of shares of AgeX Series B Preferred Stock into shares of AgeX common stock, if as a result Juvenescence would acquire (a) more than 19.9% of the AgeX common stock outstanding as of February 14, 2022 or (b) an amount of AgeX common stock that when added to all other shares of AgeX common stock held by Juvenescence would equal or exceed 50% of the outstanding shares of AgeX common stock (the “Juvenescence Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of AgeX for use at the Meeting.

Q: Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on November 3, 2023, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were _______ shares of AgeX common stock, par value $0.0001 per share, issued and outstanding, which constitute the only class of AgeX securities outstanding entitled to vote on the matters to be presented at the meeting.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by stockholders?

Directors will be elected by a plurality of the votes cast at the Meeting. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present. Shares of common stock held by stockholders who participate in the Meeting online or that are represented by a proxy will be deemed present for purposes of determining whether a quorum is present.

Q: How many votes do my shares represent?

Each share of AgeX common stock is entitled to one vote in all matters. Stockholders are not entitled to cumulate votes in the election of directors.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For the vote on all other matters you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting online without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a stockholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of AgeX a written revocation; or

●	deliver to the Secretary of AgeX a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting through online participation and vote by internet voting

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting online whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.

Q: How can I vote at the Meeting?

If you are a stockholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting and vote online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend and vote online at the Meeting.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our stockholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of WithumSmith + Brown PC (“Withum”) as our independent registered public accountants for the fiscal year ending December 31, 2023; and (3) approval of the Juvenescence Proposal.

Q: What if I do not specify how I want my shares voted?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of Withum as our independent registered public accountants for the fiscal year ending December 31, 2023; and (3) approval of the Juvenescence Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors or certain other matters under applicable stock exchange rules. Based on broker non-votes with respect proposals similar to the Juvenescence Proposal at prior annual meetings of our stockholders, we expect that brokers will consider the Juvenescence Proposal to be a matter as to which they cannot vote unless they receive voting directions from the beneficial owners of the AgeX shares they hold. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

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Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, no stockholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

AgeX will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, or electronic communication by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting, please read the “HOW TO ATTEND THE ANNUAL MEETING” section of this Proxy Statement for information about the documents you will need to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or made available to our stockholders on or about November 16, 2023.

ELIMINATING DUPLICATE MAILINGS

AgeX has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple stockholders who share the same address, unless we receive contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs.

We will deliver separate copies of the Proxy Statement and Annual Report to each stockholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may contact us by telephone at (510) 671-8370, or by mail at 1101 Marina Village Parkway, Suite 201, Alameda, California 94501. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

ELECTION OF DIRECTORS

At the Meeting, three (3) directors will be elected to hold office until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. However, AgeX plans to hold a special meeting of stockholders to vote a proposed merger between a newly formed subsidiary of AgeX and Serina Therapeutics, Inc. (the “Merger”) and certain other matters related to the Merger, and if the Merger is approved by our stockholders at the special meeting our Board of Directors will be reconstituted to include new members, and we expect that Gregory H. Bailey will be our only incumbent director who will continue to serve as a director of AgeX after the Merger. Additional information regarding the Merger and other matters to be presented for stockholder approval at the special meeting will be included in a proxy statement/prospectus that will be mailed to AgeX stockholders of record on a record date for the special meeting to be set by our Board of Directors.

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All of the nominees for election as directors at the Meeting, Gregory H. Bailey, Joanne M. Hackett, and Jean-Christophe Renondin, are incumbent directors. Michael May previously informed us that he would not seek re-election as a director at the Meeting. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors

The following table sets forth information regarding our directors who are nominees for re-election:

			Committee Membership
Name of Director	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance
Non-Employee Director
Gregory H. Bailey, M.D.	67	August 2018		Chair	Member
Joanne M. Hackett, Ph.D.	44	December 2021
Jean-Christophe Renondin, M.D.	63	August 2023	Member	Member	Chair

Gregory H. Bailey, M.D. joined our Board of Directors in August 2018 and served as the Chairman of our Board of Directors from October 2018 until May 2022. Dr. Bailey is currently Executive Chairman of Juvenescence Limited. From October 2017 until January 2023 Dr. Bailey served as the Chief Executive Officer of Juvenescence Limited, a privately held company focused on the development of therapies for ageing and age-related diseases. Dr. Bailey is also a director of Manx Financial Group, plc, BioHaven Inc, SalvaRx Inc and Portage Biotech. Dr. Bailey has founded and served as a director of a number of private and public companies and previously served as a managing partner of Palantir Group, Inc., a merchant bank involved in a number of biotech company startups and financings. Dr. Bailey practiced emergency medicine for ten years before entering finance. Dr. Bailey received his M.D. from the University of Western Ontario. We believe that Dr. Bailey is qualified to serve on our Board based on his years of experience in medicine and as an executive and in finance for the biotechnology industry.

Joanne M. Hackett, Ph.D. joined our Board of Directors in December 2021 and became the Chairperson of our Board of Directors in May 2022, and Interim Chief Executive Officer in August 2023. Dr. Hackett is currently the Head of Genomic and Precision Medicine at IQVIA. IQVIA is a world leader in using data, technology, advanced analytics, and expertise to help customers drive healthcare forward. From 2017 to 2020 Dr. Hackett served as Chief Commercial Officer of Genomics England, where she engaged industry, academia and the clinical community to achieve the goal of sequencing genomes of patients and families of patients with rare diseases, and patients with common cancers. Genomics England is owned by the Department of Health and Social Care in the United Kingdom. During 2016 and 2017 Dr. Hackett served as Chief Commercial Officer and Interim Chief Executive Officer of Precision Medicine Catapult, which was established in the United Kingdom with the goal of developing, delivering and commercializing precision medicine. Dr. Hackett served as Director of Commercial Development for UCLPartners in London, England from 2013 – 2016. UCLPartners is focused on co-creating, testing and implementing innovative healthcare solutions with its academic and healthcare partners, and fostering the wider spread and adoption of those solutions. Previously, she served as Chief Operating Officer and Research Lead at Cambridge University Health Partners, and she has held other positions in the biomedical industry and in academia, including as a research scientist, and she has served on a number of advisory committees and advisory boards in the biomedical and healthcare fields. Dr. Hackett holds a PhD in Molecular Genetics from the University of New Brunswick. Dr. Hackett’s years of experience in genomics and regenerative medicine with a focus on commercialization of new therapies and technologies makes her an excellent candidate to serve on our Board of Directors and as Interim Chief Executive Officer.

Jean-Christophe Renondin, M.D. joined our Board of Directors during August 2023. Dr. Renondin is Managing Partner at Vesalius Biocapital, a venture capital firm. From 2015 to 2022, Dr. Renondin served as Senior Healthcare Manager at the Sovereign Fund of Oman where he implemented investment strategy and pursued investment opportunities in North America, Europe and Asia. Dr. Renondin has served in management roles at a number of healthcare and investment firms, including serving for five years as managing director of Bryan Garnier & Co. Dr. Renondin served as a director of Cognate Bioservices Limited, a company in the business of contract development and manufacturing, specializing in cell and cell-mediated gene therapy products, which is now owned by Charles River Laboratories International, as a director of Juvenescence Limited from March 2020 until June 2023, and as a director of Viscogliosi Brothers Acquisition Corp. Dr. Renondin received an MBA degree from the Tuck School of Business at Dartmouth University and an MD degree from Universite Paris Cite. We believe that Dr. Renondin is qualified to serve on our Board based on his years of management experience in healthcare, investment, and finance.

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Director Independence

Gregory H. Bailey and Jean-Christophe Renondin qualify as “independent” in accordance with Section 803(A) of the NYSE American Company Guide. Michael H. May who is not seeking re-election also qualified as independent under that standard. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration during the last fiscal year for serving as directors except as disclosed under “DIRECTOR COMPENSATION.” None of the independent directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

Joanne Hackett qualified as “independent” until her appointment as Interim Chief Executive Officer during August 2023. Gregory H. Bailey does not meet the independence standard for service on the Audit Committee under Exchange Act Rule 10A-3 because of his affiliation with Juvenescence Limited, which is our largest stockholder and owns more than 43% of our issued and outstanding shares of common stock.

CORPORATE GOVERNANCE

Board Meetings and Attendance

During the fiscal year ended December 31, 2022, our Board of Directors met fifteen times. None of our current directors who served as a director during 2022 attended fewer than 75% of the meetings of the Board and the committees on which they served during their terms as directors. Directors are also encouraged to attend our annual meetings of stockholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors met periodically in executive session, without any directors who are AgeX officers or employees present. These meetings allowed the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Stockholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.agexinc.com.

Attendance at Annual Meetings of Stockholders.

Our directors are encouraged, but not required, to attend our annual meetings of stockholders. Last year, all of our continuing directors attended the 2022 annual meeting of stockholders, except for Gregory H. Bailey who was unable to attend due to a prior commitment.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.agexinc.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

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Board Leadership Structure

Until August 2023 when Joanne M. Hackett became Interim Chief Executive Officer, our leadership structure bifurcated the roles of Chief Executive Officer and Chairman of the Board. We expect that we will reinstate a bifurcated leadership structure if we engage a new Chief Executive Officer, but our leadership structure is subject to further change if the Merger is approved by our stockholders. Under the bifurcated leadership structure our Chairman provided support and advice to the Chief Executive Officer and served as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Audit Committee reviews and must approve any business transactions between AgeX and its executive officers, directors, and stockholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted a policy that prohibits our directors and our officers and other employees from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or to otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, risks of any decrease in the market value of our common stock or other equity securities granted to the employee or director as part of their compensation, or held, directly or indirectly, by the employee or director.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are “independent” as defined in Nasdaq Rule 5605(a)(2). The members of the Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the additional independence considerations under Nasdaq Rule 5605(d)(2).

Audit Committee

The members of the Audit Committee are Michael H. May (Chair) and Jean-Christophe Renondin. Joanne M. Hackett also served on the Audit Committee during 2022 and during 2023 until she was appointed Interim Chief Executive Officer. The Audit Committee held five meetings during 2022. Michael May’s service on the Audit Committee will expire at the Meeting when his term as a director expires, at which time we will have a vacancy on the Audit Committee which we expect to fill when our Board of Directors is reconstituted after the Merger is consummated or at a date after the special meeting of stockholders if the Merger is not approved by our stockholders or if the Merger is not consummated for any reason after stockholder approval.

The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls, all requests for waivers of, our Code of Ethics, and significant transactions between us and our executive officers, directors, and stockholders who beneficially own 5% or more of any class of our voting securities. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

Compensation Committee

The members of the Compensation Committee are Gregory H. Bailey (Chair), Michael H. May and Jean-Christophe Renondin. Joanne M. Hackett also served as a member of the Compensation Committee during 2022 and during 2023 until she was appointed Interim Chief Executive Officer. Michael May’s service on the Compensation Committee will expire at the Meeting when his term as a director expires. The Compensation Committee approved certain matters by unanimous written consent on one occasion in lieu of a meeting during 2022. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our 2017 Equity Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

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Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to AgeX’s audited financial statements for the year ended December 31, 2022. Jean-Christophe Renondin, a current member of our Audit Committee, did not joint the Audit Committee until August 2023 and did not participate in discussions with our independent registered public accountants concerning the audit of our financial statements for the year ended December 31, 2022 or other matters discussed in the Audit Committee report.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that AgeX specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of WithumSmith + Brown PC, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2022. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of AgeX’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022. Our auditors also discussed with the Audit Committee the adequacy of AgeX’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC.

The Audit Committee also met on a quarterly basis with the auditors during 2022 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Michael H. May (Chair) and Jean-Christophe Renondin.

Nomination of Candidates for Election as Directors

Nominating & Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating & Corporate Governance Committee are Jean-Christophe Renondin (Chair), Gregory H. Bailey, and Michael H. May. Joanne Hackett served on the Nominating & Corporate Governance Committee during 2022 and 2023 until she was appointed Interim Chief Executive Officer. The Nominating & Corporate Governance Committee held one meeting during 2022. Michael May’s service on the Nominating & Corporate Governance Committee will expire at the Meeting when his term as a director expires.

The purpose of the Nominating & Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. A copy of the Nominating & Corporate Governance Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

The Nominating & Corporate Governance Committee will consider nominees for election as directors proposed by stockholders, provided that they notify the Nominating & Corporate Governance Committee of the nomination in writing at least 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90 days day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Within the applicable time frame the stockholder and the nominee must also provide the Nominating & Corporate Governance Committee with all information that the Nominating & Corporate Governance Committee may reasonably request regarding the nominee.

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The Board and the Nominating & Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating & Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Nominating & Corporate Governance Committee will also consider whether a nominee or incumbent director has any conflicts of interest with AgeX that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of AgeX and its stockholders. The Nominating & Corporate Governance Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating & Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize novel therapeutics targeting human aging and degenerative diseases.

Some of the factors considered by the Nominating & Corporate Governance Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this Proxy Statement under “ELECTION OF DIRECTORS.”

Because our principal executive office is located in California, we may be required to comply with Section 301.3 and Section 301.4 of the California Corporations Code. Section 301.3 provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have at least one, and may be required to have as many as three, female directors, depending on the authorized number of directors. Section 301.4 of the California Corporations Code provides that a publicly held corporation that has its principal executive offices in California must have at least one, and may be required to have as many as three, directors from underrepresented communities, depending on the authorized number of directors. Section 301.4 defines a director from an underrepresented community to mean an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender. Our Board of Directors presently includes one woman and one director from an underrepresented community as required by Section 301.3 and Section 301.4 based on our authorized number of directors.

Certain California Superior Courts have ruled that Sections 301.3 and Section 301.4 are unconstitutional, and a United States District Court has also ruled that Section 301.4 is unconstitutional. Unless those court decisions are overturned on appeal, Section 3.01.3 and Section 3.01.4 cannot be enforced.

DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are our employees are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

For the year ended December 31, 2022, Non-employee Directors were entitled to receive the following annual cash fees for serving as a director or Chair of a designated committee.

Service as a director: $35,000

Chair of Audit Committee: $10,000

Chair of Compensation Committee: $5,000

Chair of Nominating & Corporate Governance Committee: $5,000

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The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2022 and who were not our employees on the date the compensation was earned.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Gregory H. Bailey	$49,010	$-	$49,010
Joanne M. Hackett (2)	$55,740	$47,325	$103,065
Michael H. May	$44,875	$-	$44,875

(1)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to Non-Employee Director, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value for the stock options is measured based on the closing price of AgeX’s common stock on the date of grant.

(2)	Dr. Hackett was elected as a director on December 29, 2021. On February 2, 2022, Dr. Hackett was awarded 65,000 stock options which had a fair value of $47,325 on the grant date. These options became exercisable in four equal calendar quarters and were fully vested as December 31, 2022.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Officer Since	Position
Joanne M. Hackett, Ph.D.	44	August 2023	Interim Chief Executive Officer
Andrea E. Park	51	May 2020	Chief Financial Officer
Nafees N. Malik, MBChB, MPhil	46	October 2018	Chief Operating Officer
Hal Sternberg, Ph.D.	70	August 2017	Vice President of Research

For Dr. Hackett’s biographical information see above with those of the other members of our Board of Directors.

Andrea E. Park, CPA (inactive) was appointed as Chief Financial Officer of AgeX Therapeutics, Inc. in May 2020. Ms. Park served as AgeX’s Vice President of Finance and Controller since October 2019. Ms. Park’s career spans over 24 years of public accounting and finance experience. Before joining AgeX, Ms. Park served as Vice President of Finance and Controller from June 2016 to September 2019 and as Corporate Controller from August 2009 to June 2016 for Lineage Cell Therapeutics, Inc. (formerly BioTime, Inc.). While at Lineage, Ms. Park was directly involved in the accounting and financial reporting of the public spin off and eventually the deconsolidation of three of its then subsidiaries including Asterias Biotherapeutics, Inc., Oncocyte Corporation and AgeX. Earlier in her career she worked in the audit and assurance practice at Deloitte. Ms. Park has a B.A. in Business Economics with Concentration in Accounting from the University of California, Santa Barbara.

Nafees N. Malik, MBChB, MPhil was appointed as our Chief Operating Officer during October 2018. He was also appointed Head of Cell and Gene Therapy at Juvenescence UK Ltd during October 2018. He founded and was managing director of Asklepian Consulting Limited from June 2013 where he focused on the strategic and commercial analysis of cell and gene therapies and regenerative medicine. Dr. Malik received his medical degree from the University of Liverpool and his Master of Philosophy degree in Bioscience Enterprise from the University of Cambridge.

Hal Sternberg, Ph.D. was appointed Vice President of Research in August 2017. Prior to serving in that role, Dr. Sternberg was Vice President of Research of Lineage for over 25 years and was one of Lineage co-founders. Prior to co-founding and joining Lineage, Dr. Sternberg held various positions at the University of California at Berkeley from 1982 to 1988, where he supervised a team of researchers studying Alzheimer’s Disease. Dr. Sternberg holds an M.S. in Chemistry and Ph.D. in Biochemistry from the University of Maryland.

EXECUTIVE COMPENSATION

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

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The following tables show certain information relating to the compensation of our former Chief Executive Officer and the two highest paid individuals who were serving as executive officers at year end and in each case whose total compensation exceeded $100,000 during 2022. We refer to such executive officers referred to as our “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation awarded to, earned by, or paid to our Named Executive Officers in respect of their service to the Company for the fiscal years ended December 31, 2022 and 2021.

Name and principal position	Year	Salary		Option Awards(1)		All Other Compensation(2)	Total
Michael D. West(3)	2022	$546,782		$-		$15,250	$562,032
Chief Executive Officer	2021	546,782		137,501	(4)	14,500	698,783

Andrea E. Park	2022	281,228		-		14,061	295,289
Chief Financial Officer	2021	266,019		85,938	(5)	13,301	365,258

Nafees N. Malik(6)	2022	282,272	(7)	-		-	282,272
Chief Operating Officer	2021	282,272	(7)	85,938	(5)	-	368,210

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718, Compensation-Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

One fourth of the options will vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based on the completion of each month of continuous service as an employee or director of AgeX or its subsidiaries.

(2)	Amounts represent 401(k) matching contributions by us for the periods presented unless described otherwise.

(3)	Dr. West served as our Chief Executive Officer until August 9, 2023.

(4)	Dr. West’s equity awards in 2021 reflect the fair value of 120,000 stock options awarded in June 2021.

(5)	Equity awards in 2021 to Ms. Park and Dr. Malik reflect the fair value of 75,000 stock options awarded in June 2021.

(6)	Dr. Malik serves as our Chief Operating Officer as a consultant, with his services provided by Juvenescence. Dr. Malik devotes a majority of his time to AgeX’s operations and AgeX reimburses Juvenescence for his services.

(7)	Amounts represent consulting fees paid to Juvenescence for Dr. Malik’s services to AgeX.

Employment Agreements and Change of Control Provisions

Employment Agreements

We have entered into an employment agreement with our former Chief Executive Officer Michael D. West, effective October 18, 2018 (the “West Employment Agreement”). Pursuant to the West Employment Agreement, Dr. West’s annual base salary was initially set at $525,000. Under the West Employment Agreement, Dr. West is eligible to earn an annual incentive cash bonus with a target of no less than 50% of annual base salary. Actual bonus amounts will be based on Dr. West’s attainment of individual performance goals at target levels set by the Board of Directors for the applicable calendar year. If such performance goals for the applicable year are fully achieved, the Board of Directors may approve a bonus amount exceeding the target bonus level.

Under the West Employment Agreement, Dr. West was granted options to purchase 500,000 shares of our common stock with an exercise price of $3.00 per share, with one fourth of the options vesting following 12 full months of continuous service as an employee of AgeX, measured from the date of grant, and the balance vesting in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX. Such options expire on the earliest of (1) 10 years from the date of grant, (2) three months after Dr. West ceases to provide continuous service to us (other than due to death or disability) or (3) one year after Dr. West ceases to provide continuous service to us due to death or disability.

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Under the West Employment Agreement, Dr. West has agreed to certain covenants regarding confidential information and assignment of inventions, as well as a covenant not to solicit our employees during Dr. West’s employment with us and for one year thereafter. The West Employment Agreement also includes a covenant not to compete with us during his employment. In the event of Dr. West’s resignation or termination from AgeX for any reason, Dr. West has agreed to promptly resign from the Board of Directors of AgeX and any of its subsidiaries.

On August 9, 2023, we entered into a Transition Services and Separation Agreement (the “Transition Agreement”) with Dr. West pursuant to which Dr. West stepped down as our Chief Executive Officer but agreed to continue to serve as Chief Executive Officer and as a director of our subsidiary Reverse Bioengineering, Inc. (“Reverse Bio”) during a “Transition Period.” So long as Dr. West continues to perform services for Reverse Bio and otherwise performs his obligations under the Transition Agreement during the Transition Period, he will receive his current monthly base salary. The Transition Period will end on October 31, 2023 or earlier if (i) AgeX consummates the Merger with Serina Therapeutics, Inc., (ii) AgeX terminates Dr. West’s employment for “Cause” or “Disability” as such terms are defined in the West Employment Agreement, or (iii) Dr. West dies. The Transition Agreement provides that Dr. West will not be entitled to severance benefits under the West Employment Agreement, but if he complies with and does not revoke the Separation Agreement and a Supplemental Release (i) we will transfer to Dr. West title to certain laboratory and other equipment, and (ii) Dr. West’s outstanding vested AgeX stock options will remain exercisable until October 9, 2027. The Separation Agreement and the related Supplemental Release include customary provisions releasing AgeX and related or affiliated companies and persons, including officers and directors, from certain actual or potential claims and liabilities, and Dr. West has agreed to maintain the confidentiality of, and not to disclose or use, confidential information of AgeX.

We have entered into an employment agreement with our Chief Financial Officer Andrea E. Park, effective May 15, 2020 (the “Park Employment Agreement”). Pursuant to the Park Employment Agreement, Ms. Park’s annual base salary was initially set at $265,000. Under the Park Employment Agreement, Ms. Park is eligible to earn an annual incentive cash bonus with a target of no less than 40% of annual base salary. Actual bonus amounts will be based on Ms. Park’s attainment of individual performance goals at target levels set by the Board of Directors for the applicable calendar year. If such performance goals for the applicable year are fully achieved, the Board of Directors may approve a bonus amount exceeding the target bonus level.

Under the Park Employment Agreement, Ms. Park was granted options to purchase 300,000 shares of our common stock with an exercise price of $0.738 per share, with one fourth of the options vesting following 12 full months of continuous service as an employee of AgeX, measured from the date of grant, and the balance vesting in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX. Such options expire on the earliest of (1) 10 years from the date of grant, (2) three months after Ms. Park’s ceases to provide continuous service to us (other than due to death or disability) or (3) one year after Ms. Park ceases to provide continuous service to us due to death or disability.

Severance and Change of Control Arrangements

Pursuant to the Park Employment Agreement, Ms. Park is entitled to severance benefits under certain circumstances. If we terminate Ms. Park’s employment without “cause” or she resigns for “good reason” at any time, she will be entitled to (1) 9 months base salary, (2) all accrued but unpaid salary earned prior to or as of the date of termination or resignation, (3) full payment of Ms. Park’s target bonus due for such year and (4) for a period of six months, all benefits under any health insurance plan of AgeX. In addition, if we terminate Ms. Park’s employment without “cause” or she resigns for “good reason,” (1) all of Ms. Park’s outstanding equity awards that would otherwise have vested during the 12 months following termination or resignation will become fully vested and exercisable immediately and (2) with respect to any outstanding vested but unexercised options, the exercise period following termination or resignation will be extended to the earlier of the (A) 9 months after termination or (B) the natural expiration date of the applicable option. If we terminate Ms. Park’s employment without “cause,” or she resigns for “good reason,” following a “Change of Control,” (1) Ms. Park will be entitled to all of the benefits and payments that she would have been entitled to if her employment had been otherwise terminated without “cause” or if she resigned for “good reason,” as set forth above, and (2) all of Ms. Park’s unvested options and restricted stock units, if any, will become fully vested and exercisable immediately. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Ms. Park’s salary while employed by us. In order to receive the severance benefits, Ms. Park must execute a general release of all claims against us.

“Change of Control,” is defined to mean any one of the following:

●	the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors, except that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned more than 10% of our voting securities will not be a Change of Control. In addition, an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities will not constitute a Change of Control;

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●	the sale of all or substantially all of our assets; or

●	a merger or consolidation in which we merge or consolidate into another corporation or entity in which our stockholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity.

A Change of Control will not occur if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors.

EQUITY AWARDS OUTSTANDING AT FISCAL YEAR END

The following table summarizes certain information concerning outstanding stock options and restricted stock units (“RSUs”) granted by us under our 2017 Equity Incentive Plan (the “Incentive Plan”) and held by our Named Executive Officers as of December 31, 2022.

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have		Market Value of Shares or Units of Stock That Have Not
Name	Grant Date	Exercisable(1)	Unexercisable	Price	Date	Not Vested		Vested(2)
Michael D. West	6/4/2021	45,000	75,000	$1.45	6/3/2031	-		-
	3/11/2019	93,752	6,248	$4.28	3/10/2029	3,125	(3)	$1,725
	10/18/2018	500,000	-	$3.00	10/17/2028	-		-
	10/10/2017	660,000	-	$2.00	10/9/2027	-		-

Andrea E. Park	6/4/2021	28,125	46,875	$1.45	6/3/2031	-		-
	5/21/2020	193,750	106,250	$0.738	5/20/2030	-		-
	10/1/2019	15,833	4,167	$1.77	9/30/2029	-		-

Nafees N. Malik	6/4/2021	28,125	46,875	$1.45	6/3/2031	-		-
	3/11/2019	65,626	4,374	$4.28	3/10/2029	-		-
	10/18/2018	350,000	-	$3.00	10/17/2028	-		-

(1)	Vesting of all options is subject to continued service as an employee, director and/or consultant of AgeX or a subsidiary on the applicable vesting date. One fourth of the options vested or will vest on the first anniversary of the date of grant, and the remaining balance of the options vested or will vest in 36 equal monthly installments thereafter.

(2)	Value calculated based on $0.5519 closing price of AgeX common stock on the NYSE American on December 30, 2022.

(3)	Represents RSUs which have vested according to the following schedule: 12,500 of the shares vested on March 11, 2020, and the remaining 37,500 of the shares vested in equal quarterly installments over a period of 3 years through March 11, 2023. Each RSU represents a contingent right to receive one share of AgeX common stock.

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Risk Considerations and Recoupment Policies

The Compensation Committee of our Board of Directors considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Most of our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of AgeX. The stock options and RSUs that we have granted to our executive officers under the Incentive Plan vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership. Because we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures or if we are required to do by the rules of any national securities exchange or interdealer quotation system on which our common stock or other equity securities are listed.

Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Incentive Plan, and is qualified by the full terms of the Incentive Plan. The Incentive Plan permits us to grant awards (“Awards”) for up to an aggregate of 8,500,000 shares of our common stock. Awards may include stock options, the grant or sale of restricted stock (“Restricted Stock”), stock appreciation rights (“SARs”), and restricted stock units or RSUs which are hypothetical units issued with reference to our common stock. Awards may be granted under the Incentive Plan to employees, directors, and consultants of AgeX and our subsidiaries, including also subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors (the “Board”) or by a committee authorized by our Board (“Committee”), who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. The Board or Committee, in its discretion, may accelerate the vesting of an Award after the date of grant.

No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or the Code, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to employees of AgeX and its subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in shares of our common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, which will generally be three months, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

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Restricted Stock and RSUs

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. We may permit employees or consultants who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

The Board or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by the Board or Committee. No common stock shall be issued at the time a RSU is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of RSUs shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one share of common stock per RSU or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of the Board or Committee, each RSU (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the AgeX Board or Committee, an optionee or recipient of a Restricted Stock or RSU Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered shares of our common stock.

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Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code.

Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “Permitted Transferees,” such as the option holder’s immediate family members, family trusts and family controlled companies. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

Repricing Prohibition

The Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing” without stockholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of our common stock. The fair market value will generally be determined by the AgeX Board, but if our common stock becomes publicly traded, the fair market value will be the closing price of the common stock on a national securities exchange or inter-dealer quotation system on which the common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is filed as an Exhibit to our Registration Statement on Form 10 and is incorporated herein by reference.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We may make contributions to 401(k) plan accounts for participating executive officers and other employees.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of September 12, 2023, by (i) each of our Named Executive Officers, (ii) each of our directors, (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock. Our calculation of the percentage of beneficial ownership is based on 37,951,261 shares of common stock outstanding as of September 12, 2023.

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Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of September 12, 2023, and restricted stock units that will vest within 60 days of September 12, 2023. Shares of our common stock issuable pursuant to stock options and restricted stock units currently exercisable or exercisable within 60 days of September 12, 2023, and restricted stock units that will vest within 60 days of September 12, 2023, are deemed outstanding for computing the percentage of the person holding such equity awards and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 16 of the Exchange Act.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Juvenescence Limited and certain affiliates (1)	79,180,922	78.7%
Broadwood Partners, L.P. and certain affiliates (2)	3,003,446	7.9%

Named Executive Officers and Directors
Michael D. West (3)	1,374,482	3.5%
Andrea E. Park (4)	321,913	*
Nafees N. Malik (5)	465,312	1.2%
Gregory H. Bailey (6)	165,000	*
Joanne M. Hackett (6)	65,000	*
Michael H. May (6)	126,534	*
Jean-Christophe Renondin(7)	9,571	*
All executive officers and directors as a group (8 persons) (8)	2,595,965	6.4%

*	Less than 1%

(1)	Includes 16,447,500 shares held by Juvenescence US Corp, a wholly-owned US subsidiary of Juvenescence, Limited, 12,127,583 shares that may be acquired upon the exercise of common stock purchase warrants, 605,840 shares that may be acquired through the conversion of $500,000 of certain outstanding loans into shares of AgeX common stock at an assumed conversion price of $0.8253 per share based on the closing price of AgeX common stock on the NYSE American on August 17, 2023, and 29,388,888 shares that may be acquired through the conversion of 211,600 shares of Series A Preferred Stock, and 20,611,111 shares that may be acquired through the conversion of 148,400 shares of Series B Preferred Stock. The address of Juvenescence is 18 Athol Street, Douglas, Isle of Man IM1 1JA. The foregoing information is based solely on a Schedule 13D/A filed with the SEC on August 24, 2023, which provides information only as of July 21, 2023 and, consequently, Juvenescence’s beneficial ownership may have changed since that date.

(2)	Includes 2,997,156 shares owned by Broadwood Partners, L.P. and 6,290 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P. Neal Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. have disclaimed beneficial ownership of the shares owned by Broadwood Partners, L.P. except to the extent of their respective pecuniary interests in such shares. The address of these entities is 142 West 57th Street, 11th Floor, New York, NY 10019. The foregoing information is based solely on a Schedule 13G filed with the SEC on December 10, 2018, which provides information only as of November 28, 2018, and, consequently, the beneficial ownership of these reporting entities or persons may have changed since that date.

(3)	Includes 1,332,500 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 47,500 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Includes 321,562 shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 73,438 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(5)	Consists entirely shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 29,688 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

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(6)	Consists entirely shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days.

(7)	Consists entirely shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 16,250 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(8)	Includes 2,553,499 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 168,856 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

Compensation of Our Interim Chief Executive Officer

On August 9, 2023, we entered into a Consulting Agreement with our Interim Chief Executive Officer Joanne Hackett pursuant to which she will receive a fee in the amount of $160,000 per year for services rendered as Interim Chief Executive Officer. Dr. Hackett will not be eligible to participate in any AgeX retirement, pension, life, health, accident and disability insurance, or other similar employee benefit plans for AgeX executive officers or employees other than the Incentive Plan.

Compensation of Our Chief Operating Officer

Since October 2018, AgeX’s Chief Operating Officer, Nafees N. Malik, who is an employee of Juvenescence, has been devoting a majority of his time to AgeX’s operations for which AgeX reimburses Juvenescence for his services on an agreed upon fixed annual rate of approximately $272,000 from October 18, 2018 through March 10, 2019 and approximately $283,000 from March 11, 2019 through December 31, 2022. Additionally, Dr. Malik received a $50,000 bonus in March 2019. As of December 31, 2022 AgeX had accrued approximately $141,000 payable to Juvenescence for Dr. Malik’s services rendered.

2019 Loan Agreement and Warrant Agreement

On August 13, 2019, AgeX and Juvenescence entered into a Loan Facility Agreement (the “2019 Loan Agreement”) pursuant to which Juvenescence has provided to AgeX a $2.0 million line of credit for a period of 18 months. On February 10, 2021, AgeX entered into an amendment (the “First Amendment”) to the 2019 Loan Agreement. The First Amendment extended the maturity date of loans under the 2019 Loan Agreement to February 14, 2022 and increased the amount of the loan facility by $4.0 million. On November 8, 2021, AgeX entered into Amendment No. 2 (the “Second Amendment”) to the 2019 Loan Agreement. The Second Amendment increased the amount of the loan facility by another $1.0 million. As of December 31, 2021, AgeX had borrowed all of the $7.0 million total line of credit under the 2019 Loan Agreement, as amended. Concurrent with the first draw down of funds under the 2019 Loan Agreement, AgeX issued to Juvenescence 19,000 shares of AgeX common stock, with an approximate value of $56,000. On February 14, 2022, AgeX refinanced the $7.0 million outstanding principal amount of the loans and a $160,000 origination fee due under the 2019 Loan Agreement, as amended. See the discussion below regarding the Secured Note and repayment of the amounts borrowed under the 2019 Loan Agreement.

As consideration for the line of credit under the 2019 Loan Agreement, AgeX issued to Juvenescence warrants to purchase 150,000 shares of AgeX common stock, with an exercise price of $2.60 per share, which was the volume weighted average price on the NYSE American (VWAP) of AgeX common stock over the twenty trading days prior to the date the warrants were issued. The warrants expired on August 12, 2022.

2020 Loan Agreement and New Warrant Agreement

On March 30, 2020, AgeX and Juvenescence entered into a Secured Convertible Facility Agreement (the “2020 Loan Agreement”), which was amended on March 13, 2023 to extend the maturity date by one year, pursuant to which AgeX borrowed $8.0 million from Juvenescence. During July 2023, the full $8 million of 2020 Loan Agreement indebtedness was extinguished in exchange for shares of Series A Preferred Stock pursuant to the Exchange Agreement between AgeX and Juvenescence described below.

Common Stock and 2020 Warrants – Under the terms of the 2020 Loan Agreement, AgeX issued to Juvenescence 28,500 shares of AgeX common stock as an arrangement fee for the loan facility when AgeX borrowed an aggregate of $3.0 million, and AgeX issued to Juvenescence warrants to purchase a total of 3,670,663 shares of AgeX common stock (“2020 Warrants”). The number of 2020 Warrants issued was determined as follows: each time AgeX received an advance of funds under the 2020 Loan Agreement, AgeX issued to Juvenescence a number of 2020 Warrants equal to 50% of the number determined by dividing the amount of the advance by the applicable Market Price. The Market Price for each 2020 Warrant when issued was the closing price per share of AgeX common stock on the NYSE American on the date of the applicable notice from AgeX requesting a draw of funds that triggered the obligation to issue the 2020 Warrant. The exercise price of the 2020 Warrants is the applicable Market Price. The 2020 Warrants will expire at 5:00 p.m. New York time three years after the date of issue. AgeX had issued to Juvenescence 2020 Warrants to purchase 3,670,663 shares of AgeX common stock with exercise prices ranging from $0.70 per share to $1.895 per share representing the market closing price on the NYSE American of AgeX common stock on the one day prior to delivery of the drawdown notices. As of September 12, 2023, 1,900,166 2020 Warrants had expired and 1,770,497 remained outstanding with exercise prices ranging from $0.81 per share to $1.895 per share. The number of shares issuable upon exercise of the 2020 Warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.

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2022 Secured Convertible Promissory Note and Security Agreement

On February 14, 2022, AgeX and Juvenescence entered into a Secured Convertible Promissory Note (the “Secured Note”) pursuant to which Juvenescence agreed to provide to AgeX a $13,160,000 line of credit for a period of 12 months. AgeX drew an initial $8,160,000 of the line of credit and used $7,160,000 to refinance the outstanding principal and the loan origination fees under the 2019 Loan Agreement with Juvenescence. On February 9, 2023, AgeX and Juvenescence entered into an Amended and Restated Secured Convertible Promissory Note which amends and restates the Secured Note and added $2 million to the line of credit available to be borrowed by AgeX under the Secured Note subject to Juvenescence’s discretion to approve each loan draw. On May 9, 2023, AgeX and Juvenescence entered into an Allonge and Second Amendment to Amended and Restated Convertible Promissory Note (the “Secured Note Second Amendment”) that increased the amount of the line of credit available to AgeX by $4,000,000, subject to the terms of the Secured Note and Juvenescence’s discretion to approve and fund each of AgeX’s future draws of that additional amount of credit. On June 2, 2023, AgeX and Juvenescence entered into a Third Amendment to Amended and Restated Convertible Promissory Note, to provide that (i) AgeX may draw on the available portion of the line of credit under the Secured Note until the earlier of the date a Qualified Offering as defined in the Secured Note is consummated by AgeX or October 31, 2023 (subject to Juvenescence’s discretion to approve each loan draw as provided in the Secured Note), (ii) AgeX will not be obligated to issue additional common stock purchase warrants to Juvenescence in connection with the receipt of loan funds made available pursuant to the Secured Note Second Amendment, and (iii) the definition of Reverse Financing Condition was amended to extend to June 20, 2023 the referenced deadline for fulfillment of the condition to permit borrowing or other incurrence of indebtedness by Reverse Bioengineering, Inc. On July 31, 2023, AgeX and Juvenescence entered into a Fourth Amendment to the Secured Note to provide that (i) the definition of Reverse Financing Condition is amended to extend to October 31, 2023 the referenced deadline for fulfillment of the condition to permit borrowing or other incurrence of indebtedness by AgeX’s subsidiary Reverse Bioengineering, Inc., and (ii) Juvenescence may convert the outstanding amount of the Secured Note loans or any portion of such loans into AgeX common stock without restriction by the “19.9% Cap” if Juvenescence elects to convert those amounts at a conversion price or prices equal to the “Drawdown Market Prices” applicable to such loan amounts in lieu of a lower conversion price set with reference to the current market price of AgeX common stock at the time of conversion. The 19.9% Cap is a provision of the Secured Note that limits the amount of common stock that Juvenescence may acquire through the conversion of Secured Note loans in order to comply with NYSE American requirements pertaining to the amount of shares that a listed company, such as AgeX, may sell at a price less than the market prices prevailing at the time the loans were made (the “Drawdown Market Prices”) without shareholder approval.

The date on which the outstanding principal balance of the Secured Note will become due and payable shall be February 14, 2024. As an arrangement fee for the Secured Note, AgeX will pay Juvenescence an origination fee in an amount equal to 4% of the amount each draw of loan funds, which will accrue as each draw is funded, and an additional 4% of all the total amount of funds drawn that will accrue following the end of the 12 month period during which funds may be drawn from the line of credit. The origination fee will become due and payable on the maturity date of the Secured Note or in a pro rata amount with any prepayment of in whole or in part of the outstanding principal balance of the Secured Note.

During July 2023, $17,992,800 of Secured Note indebtedness and accrued loan origination fees was extinguished in exchange for shares of Series A Preferred Stock and Series B Preferred Stock pursuant to the Exchange Agreement described below. As of September 12, 2023, loans in the principal amount of $1.5 million under the Secured Note remained outstanding.

Conversion of Loan Amounts into Common Stock – In lieu of repayment of funds borrowed, AgeX may convert the loan balance and any accrued but unpaid origination fees into AgeX common stock or “units” if AgeX raises at least $10,000,000 through sale of common stock (or common stock paired with warrants or other convertible securities in “units”). The conversion price per share or units shall be the lowest price at which such shares or units are sold. Juvenescence may convert the principal balance and accrued origination fee in whole or in part into AgeX common stock at any time at Juvenescence’s election at the closing price per share of AgeX common stock on the NYSE American or other national securities exchange on the date prior to the date Juvenescence gives AgeX notice of Juvenescence’s election to convert the Secured Note, in whole or in part, into common stock.

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2022 Warrants – Upon each draw down of funds under the Secured Note prior to June 2, 2023, AgeX issued to Juvenescence warrants to purchase shares of AgeX common stock (“2022 Warrants”). The 2022 Warrants are governed by the terms of a Warrant Agreement, as amended by a Reaffirmation and Amendment Agreement, between AgeX and Juvenescence. The number of 2022 Warrants issued is equal to 50% of the number determined by dividing the amount of the applicable loan draw by the applicable Market Price. The Market Price was the last closing price per share of AgeX common stock on the NYSE American preceding the delivery of the notice from AgeX requesting a draw of funds that triggered the obligation to issue 2022 Warrants. The exercise price of the 2022 Warrants is the applicable Market Price. The 2022 Warrants will expire at 5:00 p.m. New York time three years after the date of issue.

As of September 12, 2023, AgeX had issued to Juvenescence 2022 Warrants to purchase a total of 10,357,086 shares of AgeX common stock. The exercise prices of the 2022 Warrants range from $0.59 per share to $0.88 per share representing the market closing price of AgeX common stock on the NYSE American on the one day prior to delivery of the applicable drawdown notices. The number of shares issuable upon exercise of the 2022 Warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.

Default Provisions – The loan balance and origination fees may become immediately due and payable prior to the mandatory repayment date if an Event of Default as defined in the Secured Note occurs. Events of Default under the Secured Note include the following: (a) AgeX fails to pay any principal amount payable by it in the manner and at the time provided under and in accordance with the Secured Note; (b) AgeX fails to pay any other amount payable by it in the manner and at the time provided under and in accordance with the Secured Note or the Security Agreement described below or any other agreement executed in connection with the Secured Note (the “Loan Documents”) and the failure is not remedied within three business days; (c) AgeX fails to perform any of its covenants or obligations or fail to satisfy any of the conditions under the Secured Note or any other Loan Document and, such failure (if capable of remedy) remains unremedied to the satisfaction of Juvenescence (in its sole discretion) for 10 business days after the earlier of (i) notice requiring its remedy has been given by Juvenescence to AgeX and (ii) actual knowledge of the failure by senior officers of AgeX; (d) if any indebtedness of AgeX in excess of $100,000 becomes due and payable, or a breach or other circumstance arises thereunder such that Juvenescence is entitled to declare such indebtedness due and payable, prior to its due date, or any indebtedness of AgeX in excess of $25,000 is not paid on its due date; (e) AgeX stops payment of its debts generally or ceases or threatens to cease to carry on its business or is unable to pay its debts as they fall due or is deemed by a court of competent jurisdiction to be unable to pay its debts as they fall due, or enters into any arrangements with its creditors generally; (f) if (i) an involuntary proceeding (other than a proceeding instituted by Juvenescence or an affiliate of Juvenescence) shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of AgeX and any subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) an involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for AgeX or a subsidiary or for a substantial part of its assets occurs (other than in a proceeding instituted by Juvenescence or an affiliate of Juvenescence), and, in any such case, such proceeding shall continue undismissed and unstayed for sixty (60) consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (g) it becomes unlawful for AgeX to perform all or any of its obligations under the Secured Note or any authorization, approval, consent, license, exemption, filing, registration or other requirement of any governmental, judicial or public body or authority necessary to enable AgeX to comply with its obligations under the Secured Note or to carry on its business is not obtained or, having been obtained, is modified in a manner that precludes AgeX or its subsidiaries from conducting their business in any material respect, or is revoked, suspended, withdrawn or withheld or fails to remain in full force and effect; (h) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX or a subsidiary if such process is not released, vacated or fully bonded within 60 calendar days after its issue or levy; (i) any injunction, order, judgment or decision of any court is entered or issued which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX or a subsidiary to carry on its business or to pay amounts owed to Juvenescence under the Secured Note; (j) AgeX, whether in a single transaction or a series of related transactions, sells, leases, licenses, consigns, transfers or otherwise disposes of any material portion of its assets (with any such disposition with respect to any asset or assets with a fair value of at least $250,000 being deemed material), other than (i) certain permitted investments (ii) sales, transfers and dispositions of inventory in the ordinary course of business, (iii) any termination of a lease of real or personal property that is not necessary in the ordinary course of the AgeX’s business, could not reasonably be expected to have a material adverse effect and does not result from AgeX’s default, and (iv) any sale, lease, license, consignment, transfer or other disposition of assets that are no longer necessary in the ordinary course of business or which has been approved in writing by Juvenescence; (k) any of the following shall occur: (i) the security and/or liens created by the Security Agreement or any other Loan Document shall at any time cease to constitute valid and perfected security and/or liens on any material portion of the collateral intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall for whatever reason be terminated or shall cease to be in full force and effect; (iii) the enforceability of the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall be contested by AgeX or a subsidiary; (iv) AgeX shall assert that its obligations under the Secured Note or any other Loan Document shall be invalid or unenforceable; or (v) a loss, theft, damage or destruction occurs with respect to a material portion of the collateral; (l) there is any change in the financial condition of AgeX and its subsidiaries which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX to perform any of its obligations under the Secured Note; and (m) any representation, warranty or statement made, repeated or deemed made or repeated by AgeX in the Secured Note, or pursuant to the Loan Documents, is incomplete, untrue, incorrect or misleading in any material respect when made, repeated or deemed made.

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Security Agreement – AgeX has entered into a Security Agreement granting Juvenescence a security interest in substantially all of the assets of AgeX, including a security interest in shares of AgeX subsidiaries that hold certain assets, as collateral for AgeX’s loan obligations. If an Event of Default occurs under the Secured Note, Juvenescence will have the right to foreclose on the assets pledged as collateral.

$10 Million Secured Convertible Promissory Note and Security Agreement

On March 13, 2023, AgeX and Juvenescence entered into a $10 Million Secured Convertible Promissory Note (the “$10 Million Secured Note”) pursuant to which Juvenescence has loaned to AgeX $10,000,000. AgeX used the loan proceeds to finance a $10,000,000 loan to Serina Therapeutics, Inc. (“Serina”) which is evidenced by a promissory note payable by Serina to AgeX. In lieu of accrued interest, AgeX will pay Juvenescence an origination fee in an amount equal to 7% of the loan funds disbursed to AgeX, which will accrue in two installments. During July 2023, the $10,000,000 principal balance of the Secured Note indebtedness and a portion of the loan origination fee was extinguished in exchange for shares of Series B Preferred Stock pursuant to the Exchange Agreement described below

Conversion of Loan Amounts into Common Stock – AgeX may convert the any accrued but unpaid origination fee into AgeX common stock or “units” if AgeX consummates a sale of common stock (or common stock paired with warrants or other convertible securities in “units”) in which the gross sale proceeds are at least $10,000,000. If less than $25,000,000 is raised through the sale of common stock or units, the conversion price per share or units shall be the lowest price at which shares or units are sold. If at least $25,000,000 is raised, the conversion price per share shall be 85% of the “Market Price” of AgeX common stock determined as provided in the $10 Million Secured Note. Juvenescence may convert accrued origination fees into AgeX common stock at the market price per share of AgeX common stock. stock is listed.

Amended Security Agreement – AgeX has entered into an Amended and Restated Security Agreement that amended the February 14, 2022 Security Agreement between AgeX and Juvenescence and added the $10 Million Secured Note to the obligations secured by the Security Agreement.

Debt Exchanged for Preferred Stock and Remediation of Stock Exchange Listing Deficiency

In order to eliminate a stockholders equity deficiency and to regain compliance with the continued listing requirements of the NYSE American, on July 24, 2023, AgeX issued to Juvenescence 211,600 shares of a newly authorized Series A Preferred Stock and 148,400 shares of a newly authorized Series B Preferred Stock in exchange for the cancellation of a total of $36 million of indebtedness consisting of the outstanding principal amount of loans then outstanding under the 2020 Loan Agreement, the Secured Note, and the $10 Million Secured Note, plus the loan origination fees accrued with respect to the 2022 Secured Note and a portion of the loan origination fees accrued pursuant to the $10 Million Secured Note. The cancellation of indebtedness in exchange for the Preferred Stock was conducted pursuant to an Exchange Agreement between AgeX and Juvenescence.

Dividends and Liquidation Prefernce

Shares of Series A Preferred Stock and Series B Preferred Stock (collectively, “Preferred Stock”) are not entitled to receive any payment or distribution of cash or other dividends. In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of AgeX, subject to the preferences and other rights of any senior stock, before any assets of AgeX shall be distributed to holders of common stock or other junior stock, all of the assets of AgeX available for distribution to stockholders shall be distributed among the holders of the Preferred Stock and any other “parity stock” that may be issued ranking parri passu with the Preferred Stock with respect to liquidation rights, in proportion to the number of shares of Series B Preferred Stock and parity stock held by each such holder as of the record date for the determination of holders of Series A Preferred Stock, Series B Preferred Stock, and parity stock entitled to receive such distribution, until AgeX shall have distributed to the holders of those shares an amount of assets having a value equal to the subscription price per share. If the assets of AgeX shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series A Preferred Stock, Series B Preferred Stock and parity stock shall be ratably distributed among such holders. The (i) acquisition of AgeX by another entity by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation) in which the stockholders of AgeX immediately before such transaction or series of transactions do not own a majority of the outstanding stock of the surviving or acquiring corporation upon completion of such transaction or series of transactions or (ii) a sale of all or substantially all of the assets of AgeX in a single transaction or series of related transactions, shall be deemed a liquidation.

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Conversion of Preferred Stock into Common Stock

Each share of Preferred Stock shall be convertible into a number of shares of AgeX common stock determined by dividing (x) a number equal to the number of dollars and cents comprising the subscription price, by (y) a number equal to the number of dollars and cents comprising the conversion price. The subscription price per share of Preferred Stock is $100 which was paid through the exchange of indebtedness for shares of Preferred Stock. The conversion price per share of Series A Preferred Stock or Series B Preferred Stock is $0.72 which was the closing price of AgeX common stock on the NYSE American on the last trading day immediately preceding the execution of the Exchange Agreement.

Preferred Stock shall be convertible into common stock at the election of the holder of shares of Preferred Stock at any time and from time to time. The outstanding shares of Series A Preferred Stock shall automatically be converted into common stock without any further act of AgeX or its stockholders (“Automatic Conversion”) upon the earliest of: (x) the date on which AgeX or a subsidiary shall have consummated a merger with Serina, or a subsidiary thereof; and (y) February 1, 2024. Further, if the holders of at least a majority of the outstanding shares of Series A Preferred Stock approve or consent to the Automatic Conversion of the shares of that series, then the outstanding shares of Series A Preferred Stock shall be converted into common stock upon such approval or consent. The outstanding shares of Series B Preferred Stock shall automatically be converted into common stock without any further act of AgeX or its stockholders upon the earliest of: (x) the date on which AgeX or a subsidiary shall have consummated a merger with Serina or a subsidiary thereof; and (y) February 1, 2024, provided that such conversion is not limited by the 19.9% Cap or the 50% Cap as described below; and if Automatic Conversion would then be limited by the 19.9% Cap or the 50% Cap, the Automatic Conversion shall take place on the tenth day after such stockholder approvals have been obtained as may be required to permit such Automatic Conversion without the limitations of the 19.9% Cap and the 50% Cap. Further, if the holders of at least a majority of the outstanding shares of Series B Preferred Stock approve or consent to the Automatic Conversion of the shares of that series, and the conversion is not then limited by the 19.9% Cap or the 50% Cap, then the outstanding shares of Series B Preferred Stock shall be converted into common stock upon such approval or consent.

If under the rules of the NYSE American or any other national securities exchange on which AgeX common stock may be listed, approval by AgeX stockholders would be required in connection with the issuance of common stock in excess of the “19.9% Cap” upon any conversion of Series B Preferred Stock, then unless and until such stockholder approval has been obtained, the maximum number of shares of common stock that may be issued upon conversion of all shares of Series B Preferred Stock shall be an amount equal to the 19.9% Cap. The 19.9% Cap means 7,550,302 shares of common stock, which is 19.9% of the shares of common stock outstanding on February 14, 2022 when the Secured Note, a portion of which has not been approved by AgeX stockholders for conversion into common stock without regard to the 19.9% Cap and 50% Cap, was issued.

If under the rules of the NYSE American or any other national securities exchange on which AgeX common stock may be listed, approval by AgeX stockholders would be required in connection with the issuance of common stock in excess of the 50% Cap upon any conversion of Series B Preferred Stock, then unless and until such stockholder approval has been obtained, the maximum number of shares of common stock that may be issued to a holder of Series B Preferred Stock upon conversion of such shares shall be an amount that, when added to other shares of common stock owned by such holder immediately prior to such conversion would equal one share less than 50% of the outstanding shares of AgeX common stock.

Adjustment of conversion price and subscription price

If AgeX shall (a) declare a dividend or make a distribution on its common stock in shares of common stock, (b) subdivide or reclassify the outstanding common stock into a greater number of shares, or (c) combine or reclassify the outstanding common stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted. If AgeX shall (i) declare a dividend or make a distribution on a series of Preferred Stock in shares of Preferred Stock, (ii) subdivide or reclassify the outstanding shares of a series of Preferred Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of a series of Preferred Stock into a smaller number of shares, the subscription price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted. Successive adjustments in the conversion price or subscription price, as applicable, shall be made whenever any event specified above shall occur.

Voting Rights

The following matters shall require the approval of the holders of a majority of the shares of a series of Preferred Stock then outstanding, voting as a separate class: (i) creation of any Preferred Stock ranking as senior stock to the series with respect to liquidation preferences; (ii) repurchase of any shares of common stock or other junior stock except shares issued pursuant to or in connection with a compensation or incentive plan or agreement approved by the Board of Directors for any officers, directors, employees or consultants of AgeX; (iii) any sale, conveyance, or other disposition of all or substantially all AgeX’s property or business, or any liquidation or dissolution of AgeX, or a merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) but only to the extent that the Delaware General Corporation Law requires that such transaction be approved by each class or series of Preferred Stock; (iv) any adverse change in the powers, preferences and rights of, and the qualifications, limitations or restrictions on, the series of Preferred Stock; or (v) any amendment of AgeX’s Certificate of Incorporation or Bylaws that results in any adverse change in the powers, preferences and rights of, and the qualifications, limitations or restrictions on, the series of Preferred Stock. However, the terms of the Preferred Stock do not restrict or limit the rights and powers of the Board of Directors to fix by resolution the rights, preferences, and privileges of, and restrictions and limitations on, stock ranking as parity stock or junior stock to a series of Preferred Stock. Except as may otherwise be required by the Delaware General Corporation Law, as the same may be amended from time to time, the Preferred Stock will have no other voting rights.

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Registration Rights Agreements

AgeX entered into a Registration Rights Agreement and certain amendments to the original agreement, pursuant to which it has agreed to register for sale under the Securities Act all shares of AgeX common stock presently held by Juvenescence or that may be acquired by Juvenescence through the exercise of common stock purchase warrants that they hold or that they may acquire pursuant to the 2020 Loan Agreement and the Secured Note, and shares that they may acquire through the conversion of loans under the 2020 Loan Agreement and the Secured Note, including principal and accrued interest, and the amount of the loan origination fee under the Secured Note. AgeX has filed a registration statement on Form S-3, which has become effective under the Securities Act, for offerings on a delayed or continuous basis covering 16,447,500 shares of our common stock held by Juvenescence and 3,248,246 shares of AgeX common stock that may be issued upon the exercise of a portion of the warrants held by Juvenescence. Juvenescence retains the right to require AgeX to register additional shares of common stock that Juvenescence may acquire through the exercise of warrants or the conversion of 2020 Loan Agreement loans, Secured Note loans, and the origination fee under the Secured Note. AgeX is obligated to pay the fees and expenses of each registered offering under such registration rights agreement except for underwriting discounts and commissions. AgeX and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

During July 2023, AgeX and Juvenescence entered into a Registration Rights Agreement pursuant to which AgeX has agreed to use commercially reasonable efforts to register the for sale under the Securities Act the shares of common stock issuable upon conversion of Preferred Stock. A registration statement must be filed upon request of Juvenescence if Form S-3 is available to AgeX. Juvenescence will also have “piggy-back” registration rights if AgeX files a registration statement for the sale of shares for itself or other stockholders, subject to certain customary exceptions based on the nature of the registration statement. AgeX will bear the expenses of the registration statement but not underwriting or broker’s commissions related to the sale of the common stock. AgeX and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

Stockholder Approval of Certain Matters

2020 Loan Agreement, Secured Note, 2020 Warrants, and 2022 Warrants

In order to comply with applicable NYSE American listing requirements, the 2020 Loan Agreement and the Secured Note and the related Warrant Agreements governing the 2020 Warrants and 2022 Warrants placed certain limits on the number of shares of AgeX common stock that may be issued to Juvenescence upon conversion of outstanding loan amounts or exercise of the 2020 Warrants or 2022 Warrants prior to stockholder approval of the issuance of shares to Juvenescence that would result in (a) Juvenescence receiving additional shares in excess of a 19.9% Cap based on the number of shares of AgeX common stock outstanding as of March 30 2020 in the case of a conversion of the outstanding loan amounts under the 2020 Loan Agreement into AgeX common stock, or outstanding as of February 14, 2022 in the case of a conversion of the outstanding loan amounts under Secured Note into AgeX common stock, for less than the greater of book value or the applicable tranche market values of AgeX common stock as of March 20, 2020 or February 14, 2022, or (b) Juvenescence owning 50% or more of the outstanding AgeX common stock (the “50% Cap”) in the case of a conversion of the outstanding loan amounts under the 2020 Loan Agreement or the Secured Note or the exercise of the 2020 Warrants or 2022 Warrants. As required by the terms of the 2020 Loan Agreement and the 2022 Secured Note, AgeX sought and obtained the vote of AgeX stockholders approving (i) the ability of AgeX and Juvenescence to convert the loans under the 2020 Loan Agreement and the Secured Note into shares of AgeX common stock under the applicable loan conversion provisions even if the conversion would result in (a) Juvenescence receiving additional shares in excess of the 19.9% Cap or the 50% Cap limits, and (ii) the ability of Juvenescence to exercise its 2020 Warrants and 2022 Warrants even if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed the 50% Cap limit.

Indemnification Agreements

On March 13, 2023, we executed a Letter of Indemnification in Lieu of or Supplemental to a Medallion Signature Guarantee (“Letter of Indemnification”) pursuant to which we agreed to indemnify Equiniti Trust Company, LLC (the “Equiniti Indemnity”) from and against any and all claims, damages, liabilities or losses arising out of the transfer of all of the AgeX common stock held by Juvenescence to its wholly-owned subsidiary, Juvenescence US Corp. (the “Share Transfer”). In connection with the execution of the Letter of Indemnification, we and Juvenescence entered into a Transfer of Shares of AgeX Therapeutics, Inc. Common Stock – Indemnification Agreement, pursuant to which Juvenescence agreed to indemnify us against any and all claims, damages, liabilities or losses arising out of the Share Transfer or Equiniti Indemnity.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other AgeX equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

To our knowledge, based solely on our review of the copies of Forms 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2022, except that a Form 3 was filed late by Joanne M. Hackett, AgeX’s Interim Chief Executive Officer and a member of our Board of Directors, and two Forms 4 were filed late by Juvenescence, AgeX’s largest stockholder.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected WithumSmith + Brown PC (“Withum”) as our independent registered public accountants. OUM & Co., LLP (“OUM”) served as our independent registered public accountants from October 2017 until July 15, 2021 when OUM and Withum entered into a transaction pursuant to which partners and professional staff of OUM joined Withum as partners or employees. As a result of that transaction, on July 15, 2021, OUM resigned as our independent registered public accounting firm and our Audit Committee appointed Withum as our independent registered public accountants.

Other than a going concern qualification, the audit reports of OUM on our consolidated financial statements for the two most recent fiscal years and any the interim periods preceding OUM’s resignation did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods preceding OUM’s resignation there were no disagreements between us and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM would have caused them to make reference thereto in their reports on our financial statements for such years.

During the two most recent fiscal years and the subsequent interim periods preceding OUM’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of SEC Regulation S-K and we did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Withum did not provide either a written report or oral advise to us that Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement with OUM or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2022 and 2021 by Withum and OUM:

	Withum		OUM	Total
	2022	2021	2021	2022	2021
Audit Fees (1)	$358,000	$267,000	$36,000	$358,000	$303,000
Audit Related (2)	53,000	-	54,000	53,000	54,000
	$411,000	$267,000	$90,000	$411,000	$357,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and review of interim financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

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(2)	Audit-Related Fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category would include fees related to non-routine SEC filings.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2022 and 2021, 100% of the fees paid to Withum and OUM were approved by the Audit Committee.

The Board of Directors proposes and recommends that the stockholders ratify the selection of the firm of Withum to serve as our independent registered public accountants for the fiscal year ending December 31, 2023. Approval of the selection of Withum to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the selection of Withum to audit our financial statements.

We expect that a representative of Withum will be present at the Meeting, online, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from stockholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Withum as Our

Independent Registered Public Accountants

JUVENESCENCE PROPOSAL

Juvenescence acquired 211,600 shares of a newly authorized Series A Preferred Stock and 148,400 shares of a newly authorized Series B Preferred Stock in exchange for the cancellation of a total of $36 million of indebtedness consisting of the outstanding principal amount of loans then outstanding under the 2020 Loan Agreement, the Secured Note, and the $10 Million Secured Note, plus the loan origination fees accrued with respect to the Secured Note and a portion of the loan origination fees accrued pursuant to the $10 Million Secured Note, as further discussed in this Proxy Statement under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS— Debt Exchanged for Preferred Stock and Remediation of Stock Exchange Listing Deficiency.” If all of the shares of Preferred Stock were converted into common stock, Juvenescence would acquire 50,000,000 shares of AgeX common stock. However, under the rules of the NYSE American, approval by AgeX stockholders would be required in connection with the issuance of common stock in excess of a”19.9% Cap” upon any conversion of Series B Preferred Stock. The 19.9% Cap applicable to Series B Preferred Stock means 7,550,302 shares of common stock, which is 19.9% of the shares of common stock outstanding on February 14, 2022 when the Secured Note, a portion of which has not been approved by AgeX stockholders for conversion into common stock without regard to the 19.9% Cap and 50% Cap, was issued. Also, under the rules of the NYSE American approval by AgeX stockholders would be required in connection with the issuance of common stock in excess of the 50% Cap upon any conversion of Series B Preferred Stock, meaning that unless and until such stockholder approval has been obtained, the maximum number of shares of common stock that may be issued to a holder of Series B Preferred Stock upon conversion of such shares shall be an amount that, when added to other shares of common stock owned by such holder immediately prior to such conversion would equal one share less than 50% of the outstanding shares of AgeX common stock.

As of September 12, 2023, Juvenescence held 16,447,500 shares of AgeX common stock or approximately 43.3% of AgeX outstanding common stock, 2020 Warrants to purchase 1,770,497 shares of AgeX common stock, and 2022 Warrants to purchase 10,357,086 shares of AgeX common stock. As of September 12, 2023, after extinguishing a portion of the Secured Note indebtedness by issuing Preferred Stock during July 2023 pursuant to the Exchange Agreement, AgeX has drawn $1.5 million of additional loans under the Secured Note, which if converted into AgeX common stock at a conversion price of $0.68 per share, the closing price of AgeX common stock on the NYSE American on September 12, 2023, would result in AgeX issuing to Juvenescence an additional 2,205,882 shares of AgeX common stock. If the principal amount of loans under the Secured Note is converted into common stock, the actual number of shares issuable will depend on the amount of the loan converted and the applicable conversion price on the date of conversion. As of September 12, 2023, AgeX may, subject to the terms and conditions of the Secured Note, borrow up to an additional $1 million from Juvenescence which could be converted into additional shares of AgeX common stock.

AgeX has agreed to seek the vote of AgeX stockholders to permit Juvenescence to convert the shares of Series B Preferred Stock into shares of AgeX common stock or to permit the automatic conversion of Series B Stock into shares of AgeX common stock under the automatic conversion provisions of the Series B Preferred Stock even if the conversion would result in (a) Juvenescence receiving shares of common stock in excess of the 19.9% Cap, or (b) Juvenescence owning more than 50% of AgeX outstanding common stock.

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Possible Consequences of the Juvenescence Proposal

Stockholder approval of the Juvenescence Proposal could permit Juvenescence to acquire a majority interest in the outstanding common stock of AgeX. As a controlling stockholder, Juvenescence would have the power to elect all directors of AgeX and to approve or reject all matters submitted for stockholder approval by the AgeX Board of Directors, by Juvenescence as a stockholder, or by other stockholders, including but not limited to: equity compensation plans for employees, officers, and directors; mergers, acquisitions, and consolidations; sales of AgeX assets; and amendments of AgeX’s certificate of incorporation and bylaws.

Furthermore, upon Juvenescence holding more than 50% the outstanding AgeX common stock, AgeX would qualify as a “controlled company” as defined by the NYSE American Company Guide (the “Company Guide”). Being a “controlled company” would entitle AgeX to exempt itself from the requirement that a majority of its directors be “independent” directors as defined in the Company Guide, and that the Compensation Committee and the Nominating & Corporate Governance Committee be comprised entirely of independent directors. If AgeX were to take advantage of any or all of these exceptions available to controlled companies under the Company Guide it would be required to disclose doing so in its annual meeting proxy statement or in its Annual Report on Form 10-K.

Even if Juvenescence does not acquire more than 50% of the outstanding AgeX common stock, the Juvenescence Proposal could allow Juvenescence to acquire more shares than might otherwise be the case if the 19.9% blocker were to remain in place.

Certain Conflict of Interest Considerations

A member of our Board of Directors, Gregory H. Bailey, is a director and former Chief Executive Officer of Juvenescence. The Exchange Agreement pursuant to which we issued the Preferred Stock to Juvenescence was approved by the Audit Committee of our Board of Directors pursuant to our Related Person Transaction Policy. Dr. Bailey is not a member of the Audit Committee and did not participate in the proceedings of the Audit Committee considering and approving the Exchange Agreement. Dr. Bailey also abstained from voting on the recommendation of our Board of Directors that our stockholders vote FOR approval of the Juvenescence Proposal at the Meeting.

As discussed in the section of this Proxy Statement captioned “ELECTION OF DIRECTORS – Director Independence,” the members of the Audit Committee qualify as “independent” under Section 803(A) and Section 803(B)(2) of the Company Guide and Rule 10A-3 under the Exchange Act. Our Related Person Transaction Policy applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of the outstanding shares of our common stock, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy. We refer to those transactions as Related Person Transactions. A Related Person Transaction will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. The Audit Committee will review the relevant information available to it about the Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under the circumstances, the transaction is in, or is not in conflict with, AgeX’s best interests.

In approving the Exchange Agreement, the Audit Committee considered the following factors to the extent they determined such factors to be relevant under the Related Person Transactions Policy:

●	Juvenescence’s interest in the Related Person Transactions;

●	the approximate total consideration to the Company and Juvenescence pursuant to the Exchange Agreement;

●	the approximate dollar value of the amount of Juvenescence interest in the transaction;

●	the availability of other sources of equity financing;

●	the purpose of, and the potential benefits to AgeX of, the transaction;

●	the powers, designations, preferences, rights qualifications, limitations, and restrictions of the Series A Preferred Stock and Series B Preferred Stock to be conferred upon Juvenescence as a holder of shares of such preferred stock, and the rights surrendered by Juvenescence as a secured creditor with respect to the amounts of the Juvenescence loans exchanged for Series A Preferred Stock and Series B Preferred Stock;

●	the manner in which the conversion price of the Series A Preferred Stock and Series B Preferred Stock was determined and the manner in which the conversion price of the Juvenescence loans would have been determined had Juvenescence converted Juvenescence loans to common stock rather than exchanging Juvenescence loan obligations for the Series A Preferred Stock and Series B Preferred Stock; and

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●	such other information regarding the proposed transaction or Juvenescence that, in the context of the proposed transaction, the members of the Audit Committee believed could be material to investors in light of the circumstances of the transaction.

Vote Required to Approve the Juvenescence Proposal

Approval of the Juvenescence Proposal requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of this proposal.

The Board of Directors, with Gregory H. Bailey Abstaining, Recommends a Vote “FOR” the Juvenescence Proposal

PROPOSALS OF STOCKHOLDERS

Stockholders who intend to present a proposal for action at our 2024 Annual Meeting of Stockholders must notify our management of such intention by notice received at our principal executive offices not later than August –15, 2024 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2022, without exhibits, may be obtained by a stockholder without charge, upon written request to the Secretary of AgeX.

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HOW TO ATTEND THE ANNUAL MEETING

Participating in the Meeting Online

The Meeting will be held online only and we have not made accommodations for the participation of stockholders in person at the Meeting. Stockholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Stockholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting https://web.lumiagm.com/268644388 and following the instructions to log in as a guest using the password agex2023.

If you are a “stockholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiagm.com/268644388 and use the control number on your proxy card to log on. The password for the Meeting is agex2023.

If you are a “street name” stockholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC to receive an 11-digit control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 6, 2023, five business days before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/268644388 during the Meeting. The password for the meeting is agex2023. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Judith Segall
Secretary

November __, 2023

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ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 13, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333000000000001000 5 121323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ GREGORY H. BAILEY
- ○ JOANNE M. HACKETT
- ○ JEAN-CHRISTOPHE RENONDIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ONLINE ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 13, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/268644388 (password: agex2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20333000000000001000 5 121323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ GREGORY H. BAILEY
○ JOANNE M. HACKETT
○ JEAN-CHRISTOPHE RENONDIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ONLINE ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY FOR AGEX THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 13, 2023

The undersigned appoints Gregory H. Bailey and Joanne M. Hackett, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. on December 13, 2023 and any adjournment thereof and to represent and vote all shares of AgeX Therapeutics, Inc. common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2 and 3. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

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